EXHIBIT 32.4

Endeavour International Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Endeavour International Corporation (the “Company”) on Form 10-K for the year ended December 31, 2014 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Catherine L. Stubbs,  Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Catherine L. Stubbs___

Catherine L. Stubbs

Senior Vice President and Chief Financial Officer

Date:March 31, 2015

A signed original of this written statement required by Section 906 has been provided to Endeavour International Corporation and will be retained by Endeavour International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.